                                                                   EXHIBIT 99.13

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                -------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-6
                -------------------------------------------------

                    Monthly Period:                  12/1/01 to
                                                     12/31/01
                    Distribution Date:               1/17/02
                    Transfer Date:                   1/16/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution.
   -------------------------------------------------------

   1. The total amount of the distribution
      to Certificateholders on the
      Distribution Date per $1,000 original
      certificate principal amount
                                            Class A                    $5.35000
                                            Class B                    $5.48333
                                            CIA                        $5.95000

   2. The amount of the distribution set
      forth in paragraph 1 above in respect
      of interest on the Certificates, per
      $1,000 original certificate principal
      amount
                                            Class A                    $5.35000
                                            Class B                    $5.48333
                                            CIA                        $5.95000

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   MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1997-6
   Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
       $1,000 original certificate principal amount
                                        Class A                  $       0.00000
                                        Class B                  $       0.00000
                                        CIA                      $       0.00000

 B. Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Allocation of Principal Receivables.
       ------------------------------------

       The aggregate amount of Allocations of Principal
       Receivables processed during the Monthly Period
       which were allocated in respect of the Certificates
                                        Class A                  $191,611,130.87
                                        Class B                  $ 17,308,546.07
                                        CIA                      $ 21,929,462.46
                                                                 ---------------
                                        Total                    $230,849,139.40

    2. Allocation of Finance Charge Receivables
       ----------------------------------------

       (a1) The aggregate amount of Allocations of Finance
            Charge Receivables processed during the Monthly
            Period which were allocated in respect of the
            Certificates
                                        Class A                  $ 18,676,930.41
                                        Class B                  $  1,687,139.32
                                        CIA                      $  2,137,536.27
                                                                 ---------------
                                        Total                    $ 22,501,606.00

       (b1) Principal Funding Investment Proceeds (to Class A)   $          0.00
       (b2) Withdrawals from Reserve Account (to Class A)        $          0.00
       (b3) Class A Net Swap Receipt                                4,796,980.86
                                                                 ---------------
            Class A Available Funds                              $ 23,473,911.27

       (c1) Principal Funding Investment Proceeds (to Class B)   $          0.00
       (c2) Withdrawals from Reserve Account (to Class B)        $          0.00
       (c3) Class B Net Swap Receipt                                  433,227.63
                                                                 ---------------
            Class B Available Funds                              $  2,120,366.95

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-6
Page 3


      (d1) Principal Funding Investment Proceeds (to CIA)    $             0.00
      (d2) Withdrawals from Reserve Account (to CIA)         $             0.00
      (d3) CIA Net Swap Receipt                                      548,561.74
                                                             ------------------
           CIA Available Funds                               $     2,686,098.01

      (e1) Total Principal Funding Investment Proceeds       $             0.00
      (e2) Investment Earnings on deposits to Reserve
           Account                                           $             0.00


   3. Principal Receivable / Investor Percentages
      -------------------------------------------

      (a)  The aggregate amount of Principal Receivables in
           the Trust as of 12/31/01                          $34,981,034,983.51


      (b)  Invested Amount as of 12/31/01
           (Adjusted Class A Invested Amount
           during Accumulation Period)
                                     Class A                 $ 1,300,000,000.00
                                     Class B                 $   117,470,000.00
                                     CIA                     $   148,790,000.00
                                                             ------------------
                                     Total                   $ 1,566,260,000.00

      (c)  The Floating Allocation Percentage:
                                     Class A                              3.768%
                                     Class B                              0.340%
                                     CIA                                  0.431%
                                                             ------------------
                                     Total                                4.539%

      (d)  During the Accumulation Period: The Invested
           Amount as of ______ (the last day of the
           Revolving Period)
                                     Class A                 $             0.00
                                     Class B                 $             0.00
                                     CIA                     $             0.00
                                                             ------------------
                                     Total                   $             0.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-6
       Page 4


             (e) The Fixed/Floating Allocation Percentage:
                                            Class A                       3.768%
                                            Class B                       0.340%
                                            CIA                           0.431%
                                                              -----------------
                                            Total                         4.539%

          4. Delinquent Balances.
             --------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

             (a) 30 - 59 days                                 $  523,818,312.65
             (b) 60 - 89 days                                 $  379,140,322.18
             (c) 90 - 119 days                                $  282,026,938.94
             (d) 120 - 149 days                               $  211,723,033.23
             (e) 150 - 179 days                               $  174,776,310.60
             (f) 180 or more days                             $            0.00
                                            Total             $1,571,484,917.60

          5. Monthly Investor Default Amount.
             --------------------------------

             (a) The aggregate amount of all defaulted
                 Principal Receivables written off as
                 uncollectible during the Monthly Period
                 allocable to the Invested Amount the
                 aggregate "Investor Default Amount")
                                            Class A           $    6,214,904.53
                                            Class B           $      561,399.87
                                            CIA               $      711,303.10
                                                              -----------------
                                            Total             $    7,487,607.50


          6. Investor Charge-Offs & Reimbursements of Charge-
             ------------------------------------------------
             Offs.
             -----

             (a) The aggregate amount of Class A Investor
                 Charge-Offs and the reductions in the Class B
                 Invested Amount and the CIA
                                            Class A           $            0.00
                                            Class B           $            0.00
                                            CIA               $            0.00
                                                              -----------------
                                            Total             $            0.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-6
       Page 5


             (b) The aggregate amount of Class A Investor
                 Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                    Class A                      $          0.00
                                    Class B                      $          0.00
                                    CIA                          $          0.00
                                                                 ---------------
                                    Total                        $          0.00


          7. Investor Servicing Fee
             ----------------------
             (a) The amount of the Investor Monthly Servicing
                 Fee payable by the Trust to the Servicer for the Monthly Period

                                    Class A                      $  1,625,000.00
                                    Class B                      $    146,837.50
                                    CIA                          $    185,987.50
                                                                 ---------------
                                    Total                        $  1,957,825.00


          8. Reallocated Principal Collections
             ---------------------------------
                 The amount of Reallocated CIA
                 and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
                 Default Amounts or Investor Charge-Offs for the prior month.

                                    Class B                      $          0.00
                                    CIA                          $          0.00
                                                                 ---------------
                                    Total                        $          0.00

          9. CIA Invested Amount
             -------------------
             (a) The amount of the CIA Invested Amount as of
                 the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be
                 made in respect of the preceding month          $148,790,000.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-6
       Page 6


          10.   The Pool Factor
                ---------------
                    The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A                 1.00000000
                                             Class B                 1.00000000
                                             Total                   1.00000000

          11.   The Portfolio Yield
                -------------------
                  The Portfolio Yield for the related Monthly
                  Period                                                  15.93%

          12.   The Base Rate
                -------------
                  The Base Rate for the related Monthly
                  Period                                                   8.50%



      C   Information Regarding the Principal Funding Account
          ---------------------------------------------------

            1.  Accumulation Period

            (a) Accumulation Period Commencement Date                06/01/2002

            (b) Accumulation Period Length (months)                           1

            (c) Accumulation Period Factor                                11.79

            (d) Required Accumulation Factor Number                           8

            (e) Controlled Accumulation Amount                $1,566,260,000.00

            (f) Minimum Payment Rate (last 12 months)                     12.86%

            2.  Principal Funding Account
                -------------------------

                Beginning Balance                             $            0.00
                  Plus: Principal Collections for related
                        Monthly Period from Principal Account              0.00
                  Plus: Interest on Principal Funding Account
                        Balance for related Monthly Period                 0.00

                  Less: Withdrawals to Finance Charge Account              0.00
                  Less: Withdrawals to Distribution Account                0.00
                                                              -----------------
                Ending Balance                                             0.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1997-6
       Page 7

            3. Accumulation Shortfall
               ----------------------

                     The Controlled Deposit Amount for the
                     previous Monthly Period                         $     0.00

               Less: The amount deposited into the Principal
                     Funding Account for the Previous Monthly
                     Period                                          $     0.00

                     Accumulation Shortfall                          $     0.00
                                                                     ----------
                     Aggregate Accumulation Shortfalls               $     0.00

            4. Principal Funding Investment Shortfall
               --------------------------------------

                     Covered Amount                                  $     0.00

               Less: Principal Funding Investment Proceeds           $     0.00
                                                                     ----------
                     Principal Funding Investment Shortfall          $     0.00
                                                                     ----------

      D. Information Regarding the Reserve Account
         -----------------------------------------

            1. Required Reserve Account Analysis
               ---------------------------------

               (a) Required Reserve Account Amount percentage           0.00000%

               (b) Required Reserve Account Amount ($)               $     0.00
                   .5% of Invested Amount or other amount
                   designated by Transferor)

               (c) Required Reserve Account Balance after
                   effect of any transfers on the Related
                   Transfer Date                                     $     0.00

               (d) Reserve Draw Amount transferred to the
                   Finance Charge Account on the Related
                   Transfer Date                                     $     0.00

            2. Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds
               transferred to the Finance Charge Account on
               the Related Transfer Date                             $     0.00

            3. Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account
               transferred to the Finance Charge Account on
               the related Transfer Date (1 (d) plus 2 above)        $     0.00

            4. The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related
               Monthly Period                                              7.94%

      E. Information Regarding the Interest Rate Swaps
         ---------------------------------------------

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1997-6
Page 8

            1. Class A Interest Rate Swap

               (a)  Class A Net Swap Payment due on the related
                    Transfer Date                                           0.00

               (b)  Overdue Class A Net Swap Payment                        0.00

               (c)  Class A Net Swap Receipt due on the related
                    Transfer Date                                   4,796,980.86

               (d)  Overdue Class A Net Swap Receipt                        0.00

            2. Class B Interest Rate Swap

               (a)  Class B Net Swap payment due on the related
                    Transfer Date                                           0.00

               (b)  Overdue Class B Net Swap Payment                        0.00

               (c)  Class B Net Swap Receipt due on the related
                    Transfer Date                                     433,227.63

               (d)  Overdue Class B Net Swap Receipt                        0.00

            3. CIA Interest Rate Swap

               (a)  CIA Net Swap payment due on the related
                    Transfer Date                                           0.00

               (b)  Overdue CIA Net Swap Payment                            0.00

               (c)  CIA Net Swap Receipt due on the related
                    Transfer Date                                     548,561.74

               (d)  Overdue CIA Net Swap Receipt                            0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ------------------------------
                                              Tracie Klein
                                              First Vice President